STATEMENT OF INVESTMENTS
Technology Growth Portfolio

September 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.3%
Alternative Carriers - .7%
Bandwidth, Cl. A	59,369	[a]	3,865,516
Application Software - 19.4%
Adobe	90,472	[a]	24,992,890
DocuSign	120,215	[a,b]	7,443,713
Everbridge	100,953	[a]	6,229,810
HubSpot	44,618	[a]	6,764,535
Salesforce.com	183,973	[a]	27,308,952
Slack Technologies, Cl. A	385,345	[a,b]	9,144,237
Splunk	173,704	[a]	20,472,753
Zendesk	103,794	[a]	7,564,507
			109,921,397
Data Processing & Outsourced Services - 10.6%
PayPal Holdings	233,273	[a]	24,164,750
Square, Cl. A	398,673	[a,b]	24,697,792
Visa, Cl. A	64,850	[b]	11,154,848
			60,017,390
Electronic Equipment & Instruments - 3.6%
Cognex	193,852		9,523,949
FLIR Systems	207,324		10,903,169
			20,427,118
Interactive Media & Services - 8.1%
Pinterest, Cl. A	246,729	[a,b]	6,525,982
Tencent Holdings	405,000		17,188,077
Twitter	533,534	[a]	21,981,601
			45,695,660
Internet & Direct Marketing Retail - 8.9%
Alibaba Group Holding, ADR	133,659	[a]	22,351,794
Amazon.com	16,019	[a]	27,807,542
			50,159,336
Internet Services & Infrastructure - 3.7%
Shopify, Cl. A	35,739	[a]	11,138,417
Twilio, Cl. A	89,926	[a,b]	9,888,263
			21,026,680
IT Consulting & Other Services - 4.2%
International Business Machines	161,449		23,477,914
Movies & Entertainment - .8%
Spotify Technology	40,979	[a,b]	4,671,606
Semiconductor Equipment - 1.9%
KLA	67,740		10,801,143

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.3% (continued)
Semiconductors - 22.4%
Advanced Micro Devices		463,706	[a,b]	13,442,837
Broadcom		68,716		18,970,426
Cree		147,402	[a,b]	7,222,698
Microchip Technology		246,967	[b]	22,945,704
Qualcomm		344,343		26,266,484
Taiwan Semiconductor Manufacturing, ADR		483,155		22,457,044
Xilinx		162,241		15,558,912
				126,864,105
Systems Software - 11.8%
Microsoft		174,558		24,268,799
Proofpoint		102,560	[a]	13,235,368
Rapid7		111,586	[a]	5,064,888
ServiceNow		96,029	[a]	24,376,962
				66,946,017
Technology Hardware, Storage & Peripherals - 2.2%
Western Digital		204,453		12,193,577
Total Common Stocks (cost $466,528,366)				556,067,459
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,530,942)	1.89	9,530,942	[c]	9,530,942

Investment of Cash Collateral for Securities Loaned - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,308,912)	1.89	15,308,912	[c]	15,308,912
Total Investments (cost $491,368,220)		102.7%		580,907,313
Liabilities, Less Cash and Receivables		(2.7%)		(15,435,186)
Net Assets		100.0%		565,472,127

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2019, the value of the fund’s securities on loan was $97,312,081 and the value of the collateral was $97,567,072, consisting of cash collateral of $15,308,912 and U.S. Government & Agency securities valued at $82,258,160.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
Technology Growth Portfolio

September 30, 2019 (Unaudited)

The following is a summary of the inputs used as of September 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities—Common Stocks	538,879,382	17,188,077††	-	556,067,459
Investment Companies	24,839,854	-	-	24,839,854

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price

NOTES

is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

NOTES

manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2019, accumulated net unrealized appreciation on investments was $89,539,093, consisting of $115,494,234 gross unrealized appreciation and $25,955,141 gross unrealized depreciation.

At September 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.